EXHIBIT 99

                         (MBT(R) FINANCIAL CORP. LOGO)

            MBT FINANCIAL CORP. ANNOUNCES THIRD QUARTER 2008 EARNINGS

MONROE, MICH., October 21, 2008 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported third quarter 2008 net income of $324,000, or $0.02 per diluted share, compared to the $3.2 million, or $0.20 per diluted share earned in the third quarter of 2007. Net income for the nine months ended September 30, 2008 was $4.7 million, or $0.29 per diluted share, compared to $10.4 million, or $0.63 per diluted share in the nine months of 2007.

H. Douglas Chaffin, President and CEO, commented, "Due to the poor economic conditions and decreasing real estate values, we increased our provision for loan losses and wrote down the values of some foreclosed residential real estate development properties in the third quarter. The provision for loan losses increased from $1 million in the third quarter of 2007 to $4.1 million this year, and losses and write downs of Other Real Estate Owned increased from $12,000 in the third quarter of 2007 to $2.2 million in the third quarter of 2008. Our Allowance for Loan Losses is now $18.4 million, or 1.88% of loans. Non performing assets (NPAs) decreased slightly during the quarter from $62.3 million to $59.9 million.

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income increased $418,000 compared to the third quarter of 2007 as the net interest margin improved from 3.08% to 3.24%. Non interest income, excluding securities gains, was unchanged at $3.9 million due to the low level of mortgage loan origination activity. Non interest expenses, excluding OREO losses, decreased slightly compared to the same period a year ago. "

Finally, after the third quarter ended, we acquired the deposits of Main Street Bank in Northville and Plymouth, Michigan from the FDIC when they were closed by state regulators. This adds two branches, 4 ATMs, and over $40 million in core deposits to our company. So far, integration is progressing well, and we look forward to bringing our style of community banking and wealth management to the Northville and Plymouth areas."

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss third quarter results on Wednesday, October 22, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (800) 860-2442. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 27 offices, 45 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin        John L. Skibski           Mary Jane Town
Chief Executive Officer   Chief Financial Officer   Marketing Officer
(734) 384-8123            (734) 242-1879            (734) 240-2510
doug.chaffin@mbandt.com   john.skibski@mbandt.com   maryjane.town@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                     QUARTERLY
                                          ---------------------------------------------------------------         YEAR TO DATE
(dollars                                      2008         2008         2008         2007         2007     -------------------------
in thousands except per share data)         3RD QTR      2ND QTR      1ST QTR      4TH QTR      3RD QTR        2008         2007
                                          -----------  -----------  -----------  -----------  -----------  -----------  ------------
EARNINGS
   Net interest income                    $    11,086  $    11,127  $    10,453  $    10,131  $    10,668  $    32,666  $    32,638
   FTE Net interest income                $    11,417  $    11,463  $    10,784  $    10,232  $    11,011  $    33,664  $    33,725
   Provision for loan and lease losses    $     4,100  $     2,700  $     1,200  $     8,907  $     1,000  $     8,000  $     2,500
   Non-interest income                    $     4,265  $     3,858  $     3,962  $     3,824  $     3,928  $    12,085  $    11,810
   Non-interest expense                   $    11,365  $    10,163  $     9,698  $     9,601  $     9,242  $    31,226  $    27,633
   Net income (loss)                      $       324  $     1,718  $     2,647  $    (2,706) $     3,181  $     4,689  $    10,419
   Basic earnings (loss) per share        $      0.02  $      0.11  $      0.16  $     (0.17) $      0.20  $      0.29  $      0.63
   Diluted earnings (loss) per share      $      0.02  $      0.11  $      0.16  $     (0.17) $      0.20  $      0.29  $      0.63
   Average shares outstanding              16,136,402   16,130,806   16,127,047   16,135,339   16,288,696   16,131,436   16,509,813
   Average diluted shares outstanding      16,163,863   16,162,181   16,139,073   16,145,958   16,310,279   16,158,897   16,531,396
PERFORMANCE RATIOS
   Return on average assets                      0.09%        0.45%        0.69%       -0.70%        0.83%        0.41%        0.91%
   Return on average common equity               1.04%        5.34%        8.24%       -8.05%        9.55%        4.92%       10.27%
   Base Margin                                   3.08%        3.05%        2.84%        2.74%        2.90%        2.99%        2.98%
   FTE Adjustment                                0.09%        0.09%        0.09%        0.03%        0.10%        0.09%        0.10%
   Loan Fees                                     0.07%        0.07%        0.07%        0.06%        0.08%        0.07%        0.07%
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   FTE Net Interest Margin                       3.24%        3.21%        3.00%        2.83%        3.08%        3.15%        3.15%
   Efficiency ratio                             56.66%       61.24%       64.51%       60.16%       61.06%       60.75%       60.20%
   Full-time equivalent employees                 366          384          380          404          426          374          427
CAPITAL
   Average equity to average assets              8.19%        8.42%        8.36%        8.66%        8.69%        8.32%        8.88%
   Book value per share                   $      7.46  $      7.52  $      7.94  $      7.90  $      8.15  $      7.46  $      8.15
   Cash dividend per share                $      0.09  $      0.18  $      0.18  $      0.18  $      0.18  $      0.45  $      0.54
ASSET QUALITY
   Loan Charge-Offs                       $     3,954  $     2,607  $     3,955  $     3,204  $     1,013  $    10,516  $     3,183
   Loan Recoveries                        $       169  $       317  $       216  $       195  $       256  $       702  $     1,242
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Charge-Offs                        $     3,785  $     2,290  $     3,739  $     3,009  $       757  $     9,814  $     1,941
   Allowance for loan and lease losses    $    18,408  $    18,093  $    17,683  $    20,222  $    14,323  $    18,408  $    14,323
   Nonaccrual Loans                       $    34,892  $    38,115  $    37,814  $    30,459  $    26,440  $    34,892  $    26,440
   Loans 90 days past due                 $       119  $       109  $        94  $       102  $       105  $       119  $       105
   Restructured loans                     $     6,685  $     6,023  $     1,679  $     3,367  $       938  $     6,685  $       938
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing loans          $    41,696  $    44,247  $    39,587  $    33,928  $    27,483  $    41,696  $    27,483
   Other real estate owned & other assets $    17,893  $    18,065  $    15,819  $    12,565  $     6,389  $    17,893  $     6,389
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing assets         $    59,589  $    62,312  $    55,406  $    46,493  $    33,872  $    59,589  $    33,872
   Problem Loans Still Performing         $    56,156  $    41,188  $    40,521  $    41,022  $    32,822  $    56,156  $    32,822
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total Problem Assets                $   115,745  $   103,500  $    95,927  $    87,515  $    66,694  $   115,745  $    66,694
   Net loan charge-offs to average loans         1.54%        0.93%        1.51%        1.19%        0.30%        1.32%        0.26%
   Allowance for losses to total loans           1.88%        1.83%        1.78%        2.02%        1.42%        1.88%        1.42%
   Non performing loans to gross loans           4.25%        4.47%        3.99%        3.39%        2.72%        4.25%        2.72%
   Non performing assets to total assets         3.96%        4.04%        3.56%        2.99%        2.17%        3.96%        2.17%
   Allowance to non performing loans            44.15%       40.89%       44.67%       59.60%       52.12%       44.15%       52.12%
END OF PERIOD BALANCES
   Loans and leases                       $   981,038  $   989,839  $   991,402  $ 1,002,259  $ 1,008,875  $   981,038  $ 1,008,875
   Total earning assets                   $ 1,383,659  $ 1,421,653  $ 1,435,370  $ 1,440,317  $ 1,439,366  $ 1,383,659  $ 1,439,366
   Total assets                           $ 1,505,709  $ 1,542,747  $ 1,555,450  $ 1,556,806  $ 1,560,234  $ 1,505,709  $ 1,560,234
   Deposits                               $ 1,080,194  $ 1,065,770  $ 1,095,605  $ 1,109,980  $ 1,110,074  $ 1,080,194  $ 1,110,074
   Interest Bearing Liabilities           $ 1,234,705  $ 1,267,718  $ 1,286,289  $ 1,273,665  $ 1,273,695  $ 1,234,705  $ 1,273,695
   Shareholders' equity                   $   120,413  $   121,348  $   128,081  $   127,447  $   131,651  $   120,413  $   131,651
   Total Shares Outstanding                16,139,538   16,132,513   16,128,321   16,124,997   16,148,863   16,139,538   16,148,863
AVERAGE BALANCES
   Loans and leases                       $   980,466  $   992,618  $   998,060  $ 1,002,948  $ 1,010,604  $   990,345  $   999,461
   Total earning assets                   $ 1,398,768  $ 1,432,923  $ 1,444,037  $ 1,436,545  $ 1,419,329  $ 1,425,146  $ 1,428,488
   Total assets                           $ 1,505,823  $ 1,536,884  $ 1,545,048  $ 1,539,446  $ 1,520,222  $ 1,529,166  $ 1,526,893
   Deposits                               $ 1,076,734  $ 1,076,046  $ 1,109,664  $ 1,094,346  $ 1,086,050  $ 1,087,442  $ 1,087,236
   Interest Bearing Liabilities           $ 1,245,873  $ 1,273,052  $ 1,283,990  $ 1,264,772  $ 1,248,691  $ 1,267,559  $ 1,249,525
   Shareholders' equity                   $   123,355  $   129,353  $   129,175  $   133,363  $   132,088  $   127,280  $   135,641

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               QUARTER ENDED SEPTEMBER 30,
                                               ---------------------------
Dollars in thousands (except per share data)          2008      2007
--------------------------------------------        -------   -------
INTEREST INCOME
Interest and fees on loans                          $15,689   $18,116
Interest on investment securities-
   Tax-exempt                                           844       875
   Taxable                                            4,558     4,541
Interest on federal funds sold                           22        25
                                                    -------   -------
      Total interest income                          21,113    23,557
                                                    -------   -------
INTEREST EXPENSE
Interest on deposits                                  6,263     8,277
Interest on borrowed funds                            3,764     4,612
                                                    -------   -------
      Total interest expense                         10,027    12,889
                                                    -------   -------
NET INTEREST INCOME                                  11,086    10,668
PROVISION FOR LOAN LOSSES                             4,100     1,000
                                                    -------   -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                             6,986     9,668
                                                    -------   -------
OTHER INCOME
Income from wealth management services                1,087     1,171
Service charges and other fees                        1,683     1,599
Net gain (loss) on sales of securities                  323         4
Origination fees on mortgage loans sold                  73       169
Bank Owned Life Insurance income                        355       329
Other                                                   744       656
                                                    -------   -------
      Total other income                              4,265     3,928
                                                    -------   -------
OTHER EXPENSES
Salaries and employee benefits                        5,090     5,363
Occupancy expense                                       801       845
Equipment expense                                       804       780
Marketing expense                                       297       426
Professional fees                                       401       369
Net loss on other real estate owned                   2,215        12
Other                                                 1,757     1,447
                                                    -------   -------
      Total other expenses                           11,365     9,242
                                                    -------   -------
INCOME BEFORE INCOME TAXES                             (114)    4,354
INCOME TAX EXPENSE (BENEFIT)                           (438)    1,173
                                                    -------   -------
NET INCOME                                          $   324   $ 3,181
                                                    -------   -------
BASIC EARNINGS PER COMMON SHARE                     $  0.02   $  0.20
                                                    -------   -------
DILUTED EARNINGS PER COMMON SHARE                   $  0.02   $  0.20
                                                    -------   -------
DIVIDENDS DECLARED PER COMMON SHARE                 $  0.09   $  0.18
                                                    =======   =======

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               NINE MONTHS ENDED
                                                 SEPTEMBER 30,
                                               -----------------
Dollars in thousands (except per share data)     2008      2007
--------------------------------------------   -------   -------
INTEREST INCOME
Interest and fees on loans                     $47,888   $53,628
Interest on investment securities-
   Tax-exempt                                    2,477     2,755
   Taxable                                      14,312    14,038
Interest on federal funds sold                      23       141
                                               -------   -------
      Total interest income                     64,700    70,562
                                               -------   -------

INTEREST EXPENSE
Interest on deposits                            20,122    24,213
Interest on borrowed funds                      11,912    13,711
                                               -------   -------
      Total interest expense                    32,034    37,924
                                               -------   -------

NET INTEREST INCOME                             32,666    32,638
PROVISION FOR LOAN LOSSES                        8,000     2,500
                                               -------   -------

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                       24,666    30,138
                                               -------   -------

OTHER INCOME
Income from trust services                       3,333     3,389
Service charges and other fees                   4,795     4,698
Net gain (loss) on sales of securities             371        96
Origination fees on mortgage loans sold            357       562
Bank Owned Life Insurance income                   985       959
Other                                            2,244     2,106
                                               -------   -------
      Total other income                        12,085    11,810
                                               -------   -------

OTHER EXPENSES
Salaries and employee benefits                  16,113    16,411
Occupancy expense                                2,712     2,569
Equipment expense                                2,480     2,475
Marketing expense                                  894     1,047
Professional fees                                1,325     1,145
Net loss on other real estate owned              2,604        22
Other                                            5,098     3,964
                                               -------   -------
      Total other expenses                      31,226    27,633
                                               -------   -------
INCOME BEFORE INCOME TAXES                       5,525    14,315
INCOME TAX EXPENSE (BENEFIT)                       836     3,896
                                               -------   -------
NET INCOME                                     $ 4,689   $10,419
                                               =======   =======

BASIC EARNINGS PER COMMON SHARE                $  0.29   $  0.63
                                               =======   =======

DILUTED EARNINGS PER COMMON SHARE              $  0.29   $  0.63
                                               =======   =======

DIVIDENDS DECLARED PER COMMON SHARE            $  0.45   $  0.54
                                               =======   =======

                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                    SEPTEMBER
                                                     30, 2008    DECEMBER 31,
Dollars in thousands                               (UNAUDITED)       2007
--------------------                               -----------   ------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                          $   22,527    $   25,113
   Federal funds sold                                    5,300            --
                                                    ----------    ----------
      Total cash and cash equivalents                   27,827        25,113
Securities - Held to Maturity                           38,248        44,734
Securities - Available for Sale                        345,387       380,238
Federal Home Loan Bank stock - at cost                  13,086        13,086
Loans held for sale                                        267         1,431
Loans - Net                                            962,363       980,606
Accrued interest receivable and other assets            41,658        36,370
Bank Owned Life Insurance                               45,083        42,509
Premises and Equipment - Net                            31,790        32,719
                                                    ----------    ----------
      Total assets                                  $1,505,709    $1,556,806
                                                    ==========    ==========
LIABILITIES
Deposits:
   Non-interest bearing                             $  136,989    $  141,115
   Interest-bearing                                    943,205       968,865
                                                    ----------    ----------
      Total deposits                                 1,080,194     1,109,980
Federal Home Loan Bank advances                        261,500       256,500
Federal funds purchased                                     --        13,300
Repurchase agreements                                   30,000        35,000
Interest payable and other liabilities                  13,602        14,579
                                                    ----------    ----------
      Total liabilities                              1,385,296     1,429,359
                                                    ----------    ----------
SHAREHOLDERS' EQUITY
Common stock (no par value)                                 --            --
Retained Earnings                                      127,621       129,917
Accumulated other comprehensive income                  (7,208)       (2,470)
                                                    ----------    ----------
      Total shareholders' equity                       120,413       127,447
                                                    ----------    ----------
      Total liabilities and shareholders' equity    $1,505,709    $1,556,806
                                                    ==========    ==========